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                                                                   EXHIBIT 10.47

RECORDED AT REQUEST OF AND
WHEN RECORDED MAIL TO

County of Orange
Public Facilities and Resources Dept.
Real Property
P.O. Box 4048
Santa Ana, CA  92702

ATTN:  Michael Hentzen


                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE
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MAIL TAX STATEMENTS TO:

                    DOCUMENTARY TRANSFER TAX $ EXEMPT
                                              --------
                    __________ Computed on the consideration or value of
                               property conveyed; or
                    __________ Computed on the consideration or value less
                               liens or encumbrances remaining at the time of sale.


                    By:__________________________________________________
                         PFRD/Real Property Division

A.P. NO:
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                       X     UNINCORPORATED AREA
                   -------

                   _______   INCORPORATED, CITY OF ORANGE


                   Project Number:  PR23A-150
                   Project Name:    Irvine Regional Park

                                 QUITCLAIM DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Camp Frasier, Inc., a California corporation, does hereby REMISE, RELEASE and FOREVER QUITCLAIM to County of Orange ALL RIGHT, TITLE, and INTEREST in and to the real property in the County of Orange, State of California, described as:

                (See map attached hereto and made a part hereof)

The purpose of this quitclaim deed is to terminate and extinguish the effect of that certain Lease dated May 8, 1996 between the County of Orange and Camp Frazier, Inc. Neither party shall have any claims against the other arising from said Lease.

                     MAIL TAX STATEMENTS AS DIRECTED ABOVE
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                              CAMP FRASIER, INC., a California corporation

Dated: March 2, 1999          By:   /s/ Harry Shuster
       -------------             -------------------------------------
                                    Harry Shuster, President



                           CERTIFICATE OF ACCEPTANCE

This is to certify that the interest in real property conveyed by within deed or grant to the County of Orange, a body corporate and politic, is hereby accepted by the undersigned officer or agent on behalf of the Board of Supervisors of Orange County pursuant to authority conferred by resolution of the said Board of Supervisors adopted on November 4, 1975, and the County of Orange consents to recordation thereof by its duly authorized officer.

                                    COUNTY OF ORANGE


Dated________________________       By____________________________________


APPROVED AS TO FORM
Laurence M Watson
County Counsel

By:  /s/ Laurence M. Watson  Date: 1/18/99
   ------------------------

Description Compared


By:________________________

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                     [No map was attached to the document]

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